Summary of Significant Accounting Policies (Policies)	12 Months Ended
Oct. 03, 2020
Accounting Policies [Abstract]
Principles of Consolidation
Principles of Consolidation
The consolidated financial statements of the Company include the accounts of The Walt Disney Company and its majority-owned or controlled subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation.
The Company enters into relationships with or makes investments in other entities that may be variable interest entities (VIE). A VIE is consolidated in the financial statements if the Company has the power to direct activities that most significantly impact the economic performance of the VIE and has the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant (as defined by ASC 810-10-25-38) to the VIE. Hong Kong Disneyland Resort and Shanghai Disney Resort (together the Asia Theme Parks) are VIEs in which the Company has less than 50% equity ownership. Company subsidiaries (the Management Companies) have management agreements with the Asia Theme Parks, which provide the Management Companies, subject to certain protective rights of joint venture partners, with the ability to direct the day-to-day operating activities and the development of business strategies that we believe most significantly impact the economic performance of the Asia Theme Parks. In addition, the Management Companies receive management fees under these arrangements that we believe could be significant to the Asia Theme Parks. Therefore, the Company has consolidated the Asia Theme Parks in its financial statements.

Reporting Period	Reporting PeriodThe Company’s fiscal year ends on the Saturday closest to September 30 and consists of fifty-two weeks with the exception that approximately every six years, we have a fifty-three week year. When a fifty-three week year occurs, the Company reports the additional week in the fourth quarter. Fiscal 2019 and 2018 were fifty-two week years. Fiscal 2020 is a fifty-three week year, which began on September 29, 2019 and ended on October 3, 2020.
Reclassifications	Reclassifications Certain reclassifications have been made in the fiscal 2019 and fiscal 2018 financial statements and notes to conform to the fiscal 2020 presentation.
Use of Estimates
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results may differ from those estimates.

Revenues and Costs from Services and Products
Revenues and Costs from Services and Products
The Company generates revenue from the sale of both services and tangible products and revenues and operating costs are classified under these two categories in the Consolidated Statements of Operations. Certain costs related to both the sale of services and tangible products are not specifically allocated between the service or tangible product revenue streams but are instead attributed to the principal revenue stream. The cost of services and tangible products exclude depreciation and amortization.
Significant service revenues include:
•Affiliate fees
•Advertising revenues
•Subscription fees to our DTC services
•Revenue from the licensing and distribution of film and television properties
•Admissions to our theme parks, charges for room nights at hotels and sales of cruise vacation packages
•Royalties from licensing our intellectual properties for use on consumer goods, published materials and in multi-platform games
Significant operating costs related to the sale of services include:
•Programming and production costs
•Distribution costs
•Operating labor
•Facilities and infrastructure costs
Significant tangible product revenues include:
•The sale of food, beverage and merchandise at our retail locations
•The sale of DVDs and Blu-ray discs
•The sale of books, comic books and magazines
Significant operating costs related to the sale of tangible products include:
•Costs of goods sold
•Programming and production costs
•Distribution costs
•Operating labor
•Retail occupancy costs

Revenue Recognition
Revenue Recognition
At the beginning of fiscal 2019, the Company adopted Financial Accounting Standards Board (FASB) guidance that replaced the existing accounting guidance for revenue recognition with a single comprehensive five-step model (“new revenue guidance”). The core principle is to recognize revenue upon the transfer of control of goods or services to customers at an amount that reflects the consideration expected to be received. We adopted the new revenue guidance using the modified retrospective method; therefore, results for reporting periods beginning after September 30, 2018 are presented under the new revenue guidance, while prior period amounts have not been adjusted and continue to be reported in accordance with our historical accounting. Upon adoption, we recorded a net reduction of $116 million to opening fiscal 2019 retained earnings.
The most significant changes to the Company’s revenue recognition policies resulting from the adoption of the new revenue guidance are as follows:
•For television and film content licensing agreements with multiple availability windows with the same licensee, the Company now defers more revenue to future windows than under the previous accounting guidance.
•For licenses of character images, brands and trademarks with minimum guaranteed license fees, the excess of the minimum guaranteed amount over actual amounts earned based on a percentage of the licensee’s underlying sales (“shortfall”) is now recognized straight-line over the remaining license period once an expected shortfall is probable. Previously, shortfalls were recognized at the end of the contract period.
•For licenses that include multiple television and film titles with a minimum guaranteed license fee across all titles that earns out against the aggregate fees based on the licensee’s underlying sales, the Company now allocates the minimum guaranteed license fee to each title at contract inception and recognizes the allocated license fee as revenue when the title is made available to the customer. License fees earned by titles in excess of their allocated amount are deferred until the minimum guaranteed license fee across all titles is exceeded. Once the minimum guaranteed license fee across all titles is exceeded, license fees are recognized as earned based on the licensee’s underlying sales. Previously, license fees were recognized as earned based on the licensee’s underlying sales with any shortfalls recognized at the end of the contract period.
•For renewals or extensions of license agreements for television and film content, revenues are now recognized when the licensed content becomes available under the renewal or extension. Previously, revenues were recognized when the agreement was renewed or extended.
The impact on the Consolidated Statement of Operations for fiscal 2019 due to the adoption of the new revenue guidance was as follows:

	Results Assuming Historical Accounting	Impact of New Revenue Guidance	Reported
Revenues	$69,262	$345	$69,607
Cost and Expenses	(57,523)	(254)	(57,777)
Income Taxes	(3,005)	(21)	(3,026)
Net Income	11,514	70	11,584
The impact of the new revenue guidance primarily reflected a change in the timing of revenue recognition related to film content licensing agreements with multiple availability windows.
The Company generates revenue from the sale of both services and products. The Company has four broad categories of service revenues: licenses of rights to use our intellectual property (“IP”), sales to guests at our parks and experiences businesses, sales of advertising time/space and subscriptions to DTC services. The Company’s primary product revenues include the sale of food, beverage and merchandise at our parks, resorts and retail stores and the sale of film and television productions in physical formats (DVD and Blu-ray).
The new revenue guidance defines two types of IP licenses: IP that has “standalone functionality,” which is called functional IP, and all other IP, which is called symbolic IP. Revenue related to the license of functional IP is generally recognized upon delivery (availability) of the IP to the customer. The substantial majority of the Company’s film and television content distribution activities at the DMED segment is considered licensing of functional IP. Revenue related to the license of symbolic IP is generally recognized over the term of the license. The Company’s primary revenue stream derived from symbolic IP is the licensing of trade names, characters and visual and literary properties at the DPEP segment.
More detailed information about the revenue recognition policies for our key revenues is as follows:
•Affiliate fees - Fees charged to affiliates (i.e., MVPDs or television stations) for the right to deliver our television network programming on a continuous basis to their customers are recognized as the programming is provided based on contractually specified per subscriber rates and the actual number of the affiliate’s customers receiving the programming.
For affiliate contracts with fixed license fees, the fees are recognized ratably over the contract term.
If an affiliate contract includes a minimum guaranteed license fee, the guaranteed license fee is recognized ratably over the guaranteed period and any fees earned in excess of the guarantee are recognized as earned once the minimum guarantee has been exceeded.
Affiliate agreements may also include a license to use the network programming for on demand viewing. As the fees charged under these contracts are generally based on a contractually specified per subscriber rate for the number of underlying subscribers of the affiliate, revenues are recognized as earned.
•Subscription fees - Fees charged to customers/subscribers and wholesale distributors for our streaming services are recognized ratably over the term of the subscription.
•Advertising - Sales of advertising time/space on our television networks, digital platforms and television stations are recognized as revenue, net of agency commissions, when commercials are aired. For contracts that contain a guaranteed number of impressions, revenues are recognized based on impressions delivered. When the guaranteed number of impressions is not met (“ratings shortfall”), revenues are not recognized for the ratings shortfall until the additional impressions are delivered.
•Theme park admissions - Sales of theme park tickets are recognized when the tickets are used. Sales of annual passes are recognized ratably over the period for which the pass is available for use.
•Resorts and vacations - Sales of hotel room nights and cruise vacations and rentals of vacation club properties are recognized as revenue as the services are provided to the guest. Sales of vacation club properties are recognized as revenue upon the later of when title transfers to the customer or when construction activity is deemed complete.
•Merchandise, food and beverage - Sales of merchandise, food and beverages at our theme parks and resorts, cruise ships and Disney Stores are recognized at the time of sale. Sales from our branded internet shopping sites and to wholesalers are recognized upon delivery. We estimate returns and customer incentives based upon historical return experience, current economic trends and projections of consumer demand for our products.
•TV/SVOD distribution licensing - Fixed license fees charged for the right to use our television and film productions are recognized as revenue when the content is available for use by the licensee. License fees based on the underlying sales of the licensee are recognized as revenue as earned based on the contractual royalty rate applied to the licensee sales.
For TV/SVOD licenses that include multiple titles with a fixed license fee across all titles, each title is considered a separate performance obligation. The fixed license fee is allocated to each title at contract inception and the allocated license fee is recognized as revenue when the title is available for use by the licensee.
When the license contains a minimum guaranteed license fee across all titles, the license fees earned by titles in excess of their allocated amount are deferred until the minimum guaranteed license fee across all titles is exceeded. Once the minimum guaranteed license fee is exceeded, revenue is recognized as earned based on the licensee’s underlying sales.
TV/SVOD distribution contracts may limit the licensee’s use of a title to certain defined periods of time during the contract term. In these instances, each period of availability is generally considered a separate performance obligation. For these contracts, the fixed license fee is allocated to each period of availability at contract inception based on relative standalone selling price using management’s best estimate. Revenue is recognized at the start of each availability period when the content is made available for use by the licensee.
When the term of an existing agreement is renewed or extended, revenues are recognized when the licensed content becomes available under the renewal or extension.
•Theatrical distribution licensing - Fees charged for licensing of our films to theatrical distributors are recognized as revenue based on the contractual royalty rate applied to the distributor’s underlying sales from exhibition of the film.
•Merchandise licensing - Fees charged for the use of our trade names and characters in connection with the sale of a licensee’s products are recognized as revenue as earned based on the contractual royalty rate applied to the licensee’s underlying product sales. For licenses with minimum guaranteed license fees, the excess of the minimum guaranteed amount over actual royalties earned (“shortfall”) is recognized straight-line over the remaining license period once an expected shortfall is probable.
•Home entertainment - Sales of our films to retailers and distributors in physical formats (DVD and Blu-ray) are recognized as revenue on the later of the delivery date or the date that the product can be sold by retailers. We reduce home entertainment revenues for estimated future returns of merchandise and sales incentives based upon historical return experience, current economic trends and projections of consumer demand for our products. Sales of our films in electronic formats are recognized as revenue when the product is available for use by the consumer.
•Taxes - Taxes collected from customers and remitted to governmental authorities are excluded from revenue.
•Shipping and handling - Fees collected from customers for shipping and handling are recorded as revenue and the related shipping expenses are recorded in cost of products upon delivery of the product to the consumer.

Allowance for Doubtful Accounts
Allowance for Doubtful Accounts
The Company maintains an allowance for doubtful accounts to reserve for potentially uncollectible receivables. The allowance for doubtful accounts is estimated based on our analysis of trends in overall receivables aging, specific identification of certain receivables that are at risk of not being paid, past collection experience and current economic trends.

Advertising Expense
Advertising Expense
Advertising costs are expensed as incurred. Advertising expense for fiscal 2020, 2019 and 2018 was $4.7 billion, $4.3 billion and $2.8 billion, respectively. The increase in advertising expense for fiscal 2020 compared to fiscal 2019 was primarily due to the consolidation of TFCF and Hulu, partially offset by lower advertising for our theatrical, home entertainment and parks and experiences businesses reflecting the impact of COVID-19 on these segments. The increase in advertising expense for fiscal 2019 compared to fiscal 2018 was primarily due to the consolidation of TFCF and Hulu.

Cash and Cash Equivalents
Cash and Cash Equivalents
Cash and cash equivalents consist of cash on hand and marketable securities with original maturities of three months or less.
Cash and cash equivalents subject to contractual restrictions and not readily available are classified as restricted cash. The Company’s restricted cash balances are primarily made up of cash posted as collateral for certain derivative instruments.
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported in the Consolidated Balance Sheet to the total of the amounts in the Consolidated Statement of Cash Flows.

	October 3, 2020	September 28, 2019	September 29, 2018
Cash and cash equivalents	$17,914	$5,418	$4,150
Restricted cash included in:
Other current assets	3	26	1
Other assets	37	11	4
Total cash, cash equivalents and restricted cash in the statement of cash flows	$17,954	$5,455	$4,155

Investments
Investments
Investments in equity securities with a readily determinable fair value, not accounted for under the equity method, are recorded at that value with unrealized gains and losses included in earnings. For equity securities without a readily determinable fair value, the investment is recorded at cost, less any impairment, plus or minus adjustments related to observable transactions for the same or similar securities, with unrealized gains and losses included in earnings.
For equity method investments, the Company regularly reviews its investments to determine whether there is a decline in fair value below book value. If there is a decline that is other-than-temporary, the investment is written down to fair value.

Translation Policy
Translation Policy
Generally, the U.S. dollar is the functional currency for our international film and television distribution and licensing businesses and the branded International Channels. Generally, the local currency is the functional currency for the Asia Theme Parks, Disneyland Paris, the branded International Channels that primarily source and exploit their content locally (primarily Star branded channels in India and international sports channels) and international locations of The Disney Stores.
For U.S. dollar functional currency locations, foreign currency assets and liabilities are remeasured into U.S. dollars at end-of-period exchange rates, except for non-monetary balance sheet accounts, which are remeasured at historical exchange rates. Revenue and expenses are remeasured at average exchange rates in effect during each period, except for those expenses related to the non-monetary balance sheet amounts, which are remeasured at historical exchange rates. Gains or losses from foreign currency remeasurement are included in income.
For local currency functional locations, assets and liabilities are translated at end-of-period rates while revenues and expenses are translated at average rates in effect during the period. Equity is translated at historical rates and the resulting cumulative translation adjustments are included as a component of accumulated other comprehensive income (loss) (AOCI).

Inventories
Inventories
Inventory primarily includes vacation timeshare units, merchandise, food, materials and supplies. Carrying amounts of vacation ownership units are recorded at the lower of cost or net realizable value. Carrying amounts of merchandise, food, materials and supplies inventories are generally determined on a moving average cost basis and are recorded at the lower of cost or net realizable value.

Film and Television Content Costs
Film and Television Content Costs
At the beginning of fiscal 2020, the Company adopted new FASB guidance that updates the accounting for film and television content costs. See Note 8 for discussion of the new guidance and the Company’s accounting policy for capitalization and amortization of film and television content costs.

Internal-Use Software Costs
Internal-Use Software Costs
The Company expenses costs incurred in the preliminary project stage of developing or acquiring internal use software, such as research and feasibility studies as well as costs incurred in the post-implementation/operational stage, such as maintenance and training. Capitalization of software development costs occurs only after the preliminary-project stage is complete, management authorizes the project and it is probable that the project will be completed and the software will be used for the function intended. As of October 3, 2020 and September 28, 2019, capitalized software costs, net of accumulated depreciation, totaled $778 million and $927 million, respectively. The capitalized costs are amortized on a straight-line basis over the estimated useful life of the software up to 10 years.

Parks, Resorts and Other Property
Parks, Resorts and Other Property
Parks, resorts and other property are carried at historical cost. Depreciation is computed on the straight-line method, generally over estimated useful lives as follows:

Attractions, buildings and improvements	20 – 40 years
Furniture, fixtures and equipment	3 – 25 years
Land improvements	20 – 40 years
Leasehold improvements	Life of lease or asset life if less

Lessee, Leases
Leases
At the beginning of fiscal 2020, the Company adopted new FASB guidance that requires lessees to record the present value of operating lease payments as right-of-use assets and lease liabilities on the balance sheet. See Note 16 for discussion of the new guidance and the Company’s accounting policy.

Goodwill, Other Intangible Assets and Long-Lived Assets
Goodwill, Other Intangible Assets and Long-Lived Assets
The Company is required to test goodwill and other indefinite-lived intangible assets for impairment on an annual basis and if current events or circumstances require, on an interim basis.
Goodwill is allocated to various reporting units, which are an operating segment or one level below the operating segment. To test goodwill for impairment, the Company first performs a qualitative assessment to determine if it is more likely than not that the carrying amount of a reporting unit exceeds its fair value. If it is, a quantitative assessment is required. Alternatively, the Company may bypass the qualitative assessment and perform a quantitative impairment test.
The qualitative assessment requires consideration of recent market transactions, macroeconomic conditions, and changes in projected future cash flows of the reporting unit.
The quantitative assessment compares the fair value of each goodwill reporting unit to its carrying amount, and to the extent the carrying amount exceeds the fair value, an impairment of goodwill is recognized for the excess up to the amount of goodwill allocated to the reporting unit.
The Company performed a qualitative assessment for the fiscal 2020 required annual goodwill impairment test.
The impairment test for goodwill requires judgment related to the identification of reporting units, the assignment of assets and liabilities to reporting units including goodwill, and the determination of fair value of the reporting units. To determine the fair value of our reporting units, we generally use a present value technique (discounted cash flows) corroborated by market multiples when available and as appropriate. We apply what we believe to be the most appropriate valuation methodology for each of our reporting units. The projected cash flows of our reporting units reflect intersegment revenues and expenses for the sale and use of intellectual property as if it was licensed to an unrelated third party. The discounted cash flow analyses are sensitive to our estimates of future revenue growth and margins for these businesses as well as the discount rates used to calculate the present value of future cash flows.
In times of adverse economic conditions in the global economy, the Company’s long-term cash flow projections are subject to a greater degree of uncertainty than usual. If we had established different reporting units or utilized different valuation methodologies or assumptions, the impairment test results could differ, and we could be required to record impairment charges.
To test its other indefinite-lived intangible assets for impairment, the Company first performs a qualitative assessment to determine if it is more likely than not that the carrying amount of each of its indefinite-lived intangible assets exceeds its fair value. If it is, a quantitative assessment is required. Alternatively, the Company may bypass the qualitative assessment and perform a quantitative impairment test.
The qualitative assessment requires the consideration of factors such as recent market transactions, macroeconomic conditions, and changes in projected future cash flows.
The quantitative assessment compares the fair values of indefinite-lived intangible assets to their carrying amounts. If the carrying amount of an indefinite-lived intangible asset exceeds its fair value, an impairment loss is recognized for the excess. Fair values of indefinite-lived intangible assets are determined based on discounted cash flows or appraised values, as appropriate. The Company has determined that there are currently no legal, competitive, economic or other factors that materially limit the useful life of our FCC licenses and trademarks.
Amortizable intangible assets are generally amortized on a straight-line basis over periods up to 40 years. The costs to periodically renew our intangible assets are expensed as incurred.
The Company tests long-lived assets, including amortizable intangible assets, for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount may not be recoverable. Once a triggering event has occurred, the impairment test employed is based on whether the intent is to hold the asset for continued use or to hold the asset for sale. The impairment test for assets held for use requires a comparison of cash flows expected to be generated over the useful life of an asset group to the carrying amount of the asset group. An asset group is established by identifying the lowest level of cash flows generated by a group of assets that are largely independent of the cash flows of other assets and could include assets used across multiple businesses or segments. If the carrying amount of an asset group exceeds the estimated undiscounted future cash flows, an impairment would be measured as the difference between the fair value of the group’s long-lived assets and the carrying amount of the group’s long-lived assets. The impairment is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts, but only to the extent the carrying amount of each asset is above its fair value. For assets held for sale, to the extent the carrying amount is greater than the asset’s fair value less costs to sell, an impairment loss is recognized for the difference.
The Company recorded non-cash impairment charges of $5.2 billion, $0.6 billion, and $0.2 billion in fiscal 2020, 2019 and 2018, respectively.
The fiscal 2020 impairment charges primarily related to impairments of MVPD agreement intangibles assets ($1.9 billion) and goodwill ($3.1 billion) at the International Channels’ business. See Note 19 to the Consolidated Financial Statements for additional discussion on these impairment charges.
The fiscal 2019 and 2018 charges primarily related to impairments of investments accounted for under the equity method of accounting recorded in “Equity in the income (loss) of investees” in the Consolidated Statements of Operations.
The Company expects its aggregate annual amortization expense for amortizable intangible assets for fiscal 2021 through 2025 to be as follows:

2021	$2,055
2022	1,995
2023	1,808
2024	1,570
2025	1,471

Risk Management Contracts
Risk Management Contracts
In the normal course of business, the Company employs a variety of financial instruments (derivatives) including interest rate and cross-currency swap agreements and forward and option contracts to manage its exposure to fluctuations in interest rates, foreign currency exchange rates and commodity prices.
The Company formally documents all relationships between hedges and hedged items as well as its risk management objectives and strategies for undertaking various hedge transactions. The Company primarily enters into two types of derivatives: hedges of fair value exposure and hedges of cash flow exposure. Hedges of fair value exposure are entered into in order to hedge the fair value of a recognized asset, liability, or a firm commitment. Hedges of cash flow exposure are entered into in order to hedge a forecasted transaction (e.g. forecasted revenue) or the variability of cash flows to be paid or received, related to a recognized liability or asset (e.g. floating rate debt).
The Company designates and assigns the derivatives as hedges of forecasted transactions, specific assets or specific liabilities. When hedged assets or liabilities are sold or extinguished or the forecasted transactions being hedged occur or are no longer expected to occur, the Company recognizes the gain or loss on the designated derivatives.
The Company’s hedge positions are measured at fair value on the balance sheet. Realized gains and losses from hedges are classified in the income statement consistent with the accounting treatment of the items being hedged. The Company accrues the differential for interest rate swaps to be paid or received under the agreements as interest rates change as adjustments to interest expense over the lives of the swaps. Gains and losses on the termination of effective swap agreements, prior to their original maturity, are deferred and amortized to interest expense over the remaining term of the underlying hedged transactions.
The Company enters into derivatives that are not designated as hedges and do not qualify for hedge accounting. These derivatives are intended to offset certain economic exposures of the Company and are carried at fair value with changes in value recorded in earnings. Cash flows from hedging activities are classified in the Consolidated Statements of Cash Flows under the same category as the cash flows from the related assets, liabilities or forecasted transactions (see Notes 9 and 18).

Income Taxes
Income Taxes
Deferred income tax assets and liabilities are recorded with respect to temporary differences in the accounting treatment of items for financial reporting purposes and for income tax purposes. Where, based on the weight of available evidence, it is more likely than not that some amount of recorded deferred tax assets will not be realized, a valuation allowance is established for the amount that, in management’s judgment, is sufficient to reduce the deferred tax asset to an amount that is more likely than not to be realized.
A tax position must meet a minimum probability threshold before a financial statement benefit is recognized. The minimum threshold is defined as a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.

Shares Subject to Mandatory Redemption, Changes in Redemption Value, Policy
Redeemable Noncontrolling Interests
The Company consolidates the results of certain subsidiaries that are less than 100% owned and for which the noncontrolling interest shareholders have rights to require the Company to purchase their interests in these subsidiaries. The most significant of these are BAMTech and Hulu.
BAMTech provides streaming technology services to third parties and is owned 75% by the Company, 15% by Major League Baseball (MLB) and 10% by the National Hockey League (NHL), both of which have the right to sell their interests to the Company in the future.
MLB has the right to sell its interest to the Company and the Company has the right to buy MLB’s interest starting five years from and ending ten years after the Company’s September 25, 2017 acquisition date of BAMTech at the greater of fair value or a guaranteed floor value ($563 million accreting at 8% annually for eight years from the date of acquisition). The NHL can sell its interest to the Company in fiscal 2021 for $350 million. The Company has the right to acquire the NHL interest in fiscal 2021 for $500 million.
The MLB and NHL interests are required to be recorded at a minimum value equal to the greater of (i) their acquisition date fair value adjusted for their share (if any) of earnings, losses, or dividends (“adjusted value”) or (ii) an accreted value from the date of the acquisition to the applicable redemption date (“accreted value”). As the accreted value is generally always higher than the adjusted value, the MLB and NHL interests are not allocated their portion of BAMTech losses. Therefore, the MLB and NHL interests are accreted to the estimated redemption value as of the earliest redemption date. As of October 3, 2020, the guaranteed floor value for the MLB interest, accreted from the date of acquisition was $710 million. The NHL previously had a right to sell its interest to the Company in fiscal 2020 for $300 million, which expired unexercised in the fourth quarter. As the NHL’s remaining right to sell its interest to the Company in fiscal 2021 is for $350 million, the Company began accreting the NHL interest to $350 million. As of October 3, 2020, the accreted value of the NHL interest was $313 million.
As part of the TFCF acquisition, the Company acquired TFCF’s 30% interest in Hulu increasing our ownership in Hulu to 60%. Subsequent to the acquisition, Hulu redeemed Warner Media LLC’s (WM) 10% interest in Hulu. The redemption was funded by the Company and Hulu’s remaining noncontrolling interest holder, NBC Universal (NBCU). This resulted in the Company’s and NBCU’s interests in Hulu increasing to 67% and 33%, respectively.
On May 13, 2019, the Company entered into a put/call agreement with NBCU that provided the Company with full operational control of Hulu. Under the agreement, beginning in January 2024, NBCU has the option to require the Company to purchase NBCU’s interest in Hulu and the Company has the option to require NBCU to sell its interest in Hulu to the Company, based on NBCU’s equity ownership percentage of the greater of Hulu’s then fair value or $27.5 billion.
NBCU’s interest will generally not be allocated its portion of Hulu’s losses as the redeemable noncontrolling interest is required to be carried at a minimum value. The minimum value is equal to the fair value as of the May 13, 2019 agreement date accreted to the January 2024 estimated redemption value. At October 3, 2020, NBCU’s interest in Hulu is recorded in the Company’s financial statements at $8.1 billion.
Adjustments to the carrying amount of redeemable noncontrolling interests increase or decrease income available to Company shareholders and are recorded in “Net income from continuing operations attributable to noncontrolling interests” on the Consolidated Statements of Operations.

Earnings Per Share
Earnings Per Share
The Company presents both basic and diluted earnings per share (EPS) amounts. Basic EPS is calculated by dividing net income attributable to Disney by the weighted average number of common shares outstanding during the year. Diluted EPS is based upon the weighted average number of common and common equivalent shares outstanding during the year, which is calculated using the treasury-stock method for equity-based awards (Awards). Common equivalent shares are excluded from the computation in periods for which they have an anti-dilutive effect. Stock options for which the exercise price exceeds the average market price over the period are anti-dilutive and, accordingly, are excluded from the calculation.
A reconciliation of the weighted average number of common and common equivalent shares outstanding and the number of Awards excluded from the diluted earnings per share calculation, as they were anti-dilutive, are as follows:

	2020	2019	2018
Weighted average number of common and common equivalent shares outstanding (basic)	1,808	1,656	1,499
Weighted average dilutive impact of Awards(1)	—	10	8
Weighted average number of common and common equivalent shares outstanding (diluted)	1,808	1,666	1,507
Awards excluded from diluted earnings per share	35	7	12
(1)Amounts exclude all potential common and common equivalent shares for periods when there is a net loss from continuing operations.